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                                                                   EXHIBIT 10.04


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
              BETWEEN THE REYNOLDS AND REYNOLDS COMPANY ("COMPANY")
                      AND FINBARR J. O'NEILL ("EXECUTIVE")


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                                                      MATERIAL TERMS

I.      POSITION                       -   Chief Executive Officer and President ("Executive")


II.     START DATE/TERM                -   August 7, 2006 - January 31, 2008, with automatic one-year extensions commencing at expiration of original term unless notice is given by either party 180 days prior to termination of the current term

III.    BASE SALARY                    -   $750,000 (pro rated for partial years)


IV.     ANNUAL BONUS                   -   Target annual bonus of 85% of base salary with a maximum
                                           bonus of 140% of base salary


V.      ADDITIONAL MATTERS             -   A.  Participation in Company benefit plans and programs

                                           B. $14,000/year car allowance

                                           C. $1,500/year reimbursement for medical exams

                                           D. $6,000/year for estate/tax planning

                                           E. $1,500/year for health club fees

                                           F. Participation in all qualified and nonqualified retirement plans which are available to senior officers

                                           G. Supplemental executive retirement plan to provide
                                              additional benefits upon  retirement of 4% of average
                                              annual compensation multiplied by Executive's years of
                                              service


VI.     SEVERANCE BENEFITS PRIOR       -   A. TERMINATION FOR GOOD REASON/WITHOUT CAUSE
        TO A CHANGE IN CONTROL

                                              If Executive terminates employment
                                              for good reason or the Company
                                              terminates Executive's employment
                                              without cause, Executive will be
                                              entitled to receive:

                                              1)  pro-rata target bonus for the year in which
                                                  termination occurs

                                              2)  2x annual salary

                                              3)  2x higher of target bonus or three-year average
                                                  annual bonus

                                              4)  2 years medical benefits

                                              5)  2 additional years of deemed service for supplemental
                                                  retirement plan

                                              6)  full vesting of stock options
                                                  or time-based restricted stock
                                                  awards and determination of
                                                  vesting under any
                                                  performance-based restricted
                                                  stock awards pursuant to the
                                                  provisions of applicable plans
                                                  (in the case of good reason
                                                  termination only)

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                                           B. TERMINATION FOR CAUSE

                                              If the Company terminates
                                              Executive's employment for cause,
                                              Executive will be entitled to
                                              receive:

                                              1)  Accrued obligations and any  benefits under the pension plan and supplemental pension plan

                                           C. DISABILITY

                                              If Executive's employment is
                                              terminated due to disability,
                                              Executive will be entitled to
                                              receive:

                                              1)  pro-rata target bonus for the year in which termination occurs

                                              2)  annual disability benefit equal to 90% of base salary

                                              3)  2 additional years of deemed service for supplemental
                                                  retirement plan

                                              4)  full vesting of stock options
                                                  or time-based restricted stock
                                                  awards and determination of
                                                  vesting under any
                                                  performance-based restricted
                                                  stock awards pursuant to the
                                                  provisions of applicable plans


VII.    CHANGE IN CONTROL
        SEVERANCE BENEFITS             -   If Executive terminates employment for good reason or
                                           executive's employment is terminated by the Company (other than for disability or cause) during the two-year period
                                           following (or prior to and in connection with) a change in control of the Company:

                                           A. Executive will be entitled to receive:

                                              1)  pro-rata target bonus for the year in which termination occurs

                                              2)  2.99x annual salary (at higher of level upon
                                                  termination event or immediately prior to change in
                                                  control)

                                              3)  2.99x higher of target bonus or three-year average
                                                  annual bonus

                                              4)  3 years medical benefits

                                              5)  3 additional years of service for supplemental
                                                  retirement plan

                                              6)  outplacement services (up to $20,000)

                                           B. Any applicable performance-based
                                              vesting goals with respect to
                                              stock-based awards granted to
                                              Executive will be deemed 100% met
                                              and all stock-based awards will
                                              vest in full, in each case
                                              immediately prior to the
                                              occurrence of the change in
                                              control.

                                           C. Executive will not be subject to any non-compete.

                                           D. Executive will be entitled to a
                                              gross-up for excise tax on excess
                                              parachute payments, subject to a
                                              10% "cut-back" (i.e., change in
                                              control payments will be reduced
                                              below the 280G safe harbor if the
                                              total parachute value of CIC
                                              payments are less than 10% in
                                              excess of the 280G safe harbor).

                                           E. Executive will have no duty to
                                              seek or gain new employment after
                                              termination, and no mitigation
                                              (other than for health and welfare
                                              benefits from new employer) will
                                              apply.
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                                           F. Company will be obligated to
                                              reimburse Executive for any legal
                                              fees incurred in connection with
                                              contesting Executive's rights
                                              under the agreement, subject to
                                              reimbursement in the case of a bad
                                              faith claim.

                                           G. Rights under the Company's relocation policy will become irrevocable.

                                           H. The Company and Universal Computer System Holding, Inc.
                                              ("UCS") have acknowledged in writing that the completion
                                              of the proposed merger between the Company and UCS will
                                              constitute good reason under Executive's amended and
                                              restated employment agreement.
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